Subsequent Events	6 Months Ended
Jun. 30, 2021
Subsequent Events [Abstract]
Subsequent Events	Subsequent Events
(a) Dividend declaration: On July 8, 2021, the Board of Directors declared a dividend of $0.50 per share of all classes of preferred shares, totaling $2,746, payable to all shareholders of record as of July 23, 2021, which will be paid on July 30, 2021.

(b) Interest rate derivatives: In July 2021, the Company entered into two pay-fixed, receive-variable interest rate derivative contracts, both commencing July 2021 and maturing July 2026 at fixed rates ranging from 0.77% to 0.829% for an aggregate notional amount of $30,000.

(c) Vessels acquisitions: In July 2021, Shimafive, Shimasix and Shimaseven entered into agreements for the acquisition of three newbuild Japanese dry-bulk 82,000 dwt, Kamsarmax class vessels with scheduled delivery dates within the fourth quarter of 2023 for one vessel and within the first quarter of 2024 for the other two vessels.

(d) Vessel delivery: In July 26, 2021, Kyotofriendo Two took delivery of the 2013-built Japanese Panamax class MV Koulitsa 2. The acquisition was funded by the cash reserves of the Company.

(e) Vessel acquisition: On July 29, 2021, the Company entered into an agreement for the acquisition of a 2013-built Japanese Post-Panamax class, at a price of $23.1 million with a scheduled delivery in October 2021. The acquisition will be funded by the cash reserves of the Company.